Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2003

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-23637 (Commission File Number)	58-2179041 (I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On March 12, 2003, the Registrant issued the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 – Press Release Announcing New Subsidiaries

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	March 12, 2003	Global Preferred Holdings, Inc. (formerly The WMA Corporation)

By: /s/ Edward F. McKernan Name: Edward F. McKernan Title: President